UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 25, 2018

WORTHINGTON INDUSTRIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Ohio	1-8399	31-1189815
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 Old Wilson Bridge Road, Columbus, Ohio 43085

(Address of Principal Executive Offices) (Zip Code)

(614) 438-3210
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 2.02.  Results of Operations and Financial Condition.

Management of Worthington Industries, Inc. (the “Registrant”) conducted a conference call on September 26, 2018, beginning at approximately 2:00 p.m., Eastern Time, to discuss the Registrant’s unaudited financial results for the first quarter of fiscal 2019 (the fiscal quarter ended August 31, 2018).  Additionally, the Registrant’s management addressed certain issues related to the outlook for the Registrant and its subsidiaries and their respective markets for the coming months.  A copy of the transcript of the conference call is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in this Item 2.02 and in Exhibit 99.1 furnished with this Current Report on Form 8-K, is being furnished pursuant to Item 2.02 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, unless the Registrant specifically states that the information is to be considered “filed” under the Exchange Act or incorporates the information by reference into a filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

In the conference call, management referred to quarterly earnings per share excluding restructuring. This represents a non-GAAP financial measure and is used by management as a measure of operating performance.  Earnings per share excluding restructuring is calculated by adding impairment of long-lived assets and restructuring and other (income) expense, net (after-tax) to net earnings attributable to controlling interest, and dividing the result by the average diluted common shares for the period.  The difference between the GAAP-based financial measure of diluted earnings per share attributable to controlling interest and the non-GAAP financial measure of diluted earnings per share excluding restructuring for the fiscal quarters ended August 31, 2018 and 2017, as mentioned in the conference call, is outlined below.

	Three Months Ended August 31, 2018
(in thousands, except per share amounts)	Operating Income	Earnings Before Income Taxes	Income Tax Expense (Benefit)	Net Earnings Attributable to Controlling Interest	Earnings per Diluted Share
GAAP	$50,911	$71,456	$14,498	$54,942	$0.91
Impairment of long-lived assets	2,381	2,381	(575)	1,806	0.02
Restructuring and other income, net	(936)	(936)	226	(710)	(0.01)
Non-GAAP	$52,356	$72,901	$14,847	$56,038	$0.92

	Three Months Ended August 31, 2017
(in thousands, except per share amounts)	Operating Income	Earnings Before Income Taxes	Income Tax Expense (Benefit)	Net Earnings Attributable to Controlling Interest	Earnings per Diluted Share
GAAP	$42,225	$61,072	$12,998	$45,534	$0.70
Restructuring and other expense	2,304	2,304	(755)	1,549	0.03
Non-GAAP	$44,529	$63,376	$13,753	$47,083	$0.73

In the conference call, management referred to operating income/operating loss excluding restructuring for the Company’s Steel Processing, Pressure Cylinders and Engineered Cabs operating segments.  Each represents a non-GAAP financial measure and is used by management as a measure of operating performance. Operating income/operating loss excluding restructuring is calculated by adding impairment of long-lived assets and restructuring and other (income) expense, net to operating income/operating loss.  The difference between the GAAP-based measure of operating income/operating loss and the non-GAAP financial measure of operating income/operating loss excluding restructuring for the fiscal quarters ended August 31, 2018 and 2017, as mentioned in the conference call, is outlined below for the Company’s Steel Processing, Pressure Cylinders and Engineered Cabs operating segments.

	Three Months Ended August 31, 2018
(in thousands, except per share amounts)	Steel Processing	Pressure Cylinders	Engineered Cabs	Other	Consolidated
GAAP	$39,660	$14,733	$(4,311)	$829	$50,911
Impairment of long-lived assets	-	2,381	-	-	2,381
Restructuring and other income, net	(9)	(927)	-	-	(936)
Non-GAAP	$39,651	$16,187	$(4,311)	$829	$52,356

	Three Months Ended August 31, 2017
(in thousands, except per share amounts)	Steel Processing	Pressure Cylinders	Engineered Cabs	Other	Consolidated
GAAP	$32,872	$10,458	$(361)	$(744)	$42,225
Restructuring and other expense, net	279	1,877	4	144	2,304
Non-GAAP	$33,151	$12,335	$(357)	$(600)	$44,529

In the conference call, management referred to earnings before interest, taxes, depreciation and amortization (“EBITDA”) and trailing twelve months adjusted EBITDA.  These represent non-GAAP financial measures and are used by management as measures of operating performance.  EBITDA is calculated by adding or subtracting, as appropriate, interest expense, income tax expense (benefit) and depreciation and amortization to net earnings attributable to controlling interest and adjusted EBITDA is calculated by adding impairment of goodwill and long-lived assets (pre-tax) and restructuring and other income, net (pre-tax) to EBITDA.  The difference between the GAAP-based measure of net earnings attributable to controlling interest and the non-GAAP financial measure of adjusted EBITDA for the trailing twelve months ended August 31, 2018 as mentioned in the conference call, is outlined below.

	First	Fourth	Third	Second
	Quarter	Quarter	Quarter	Quarter
(In thousands)	2019	2018	2018	2018

Net earnings attributable to controlling interest	$54,942	$30,769	$79,088	$39,403
Impairment of goodwill and long-lived assets (pre-tax)	2,381	52,919	-	8,289
Restructuring and other income, net (pre-tax)	(936)	(28)	(3)	(9,694)
Other non-recurring income, net (pre-tax)	-	-	(1,831)	-
Interest expense	9,728	10,055	9,775	10,038
Income tax expense (benefit)	14,498	1,096	(24,039)	18,165
Adjusted earnings before interest and taxes (Adjusted EBIT) [1]	$80,613	$94,811	$62,990	$66,201
Depreciation and amortization	24,493	26,373	25,338	26,283
Adjusted earnings before interest, taxes, depreciation and amortization (Adjusted EBITDA) [1]	$105,106	$121,184	$88,328	$92,484

Trailing Twelve Months Adjusted EBITDA [1]	$407,102

[1] Excludes the impact of the noncontrolling interest.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported on August 22, 2018, the Registrant promoted B. Andrew Rose to President-Chief Financial Officer and Geoffrey G. Gilmore to Executive Vice President-Chief Operating Officer.  In light of such promotions, at its meeting on September 25, 2018, the Compensation Committee (the “Compensation Committee”) of the Board of Directors (the “Board”) of the Registrant approved the compensation changes and awards set forth below. Mr. Rose and Mr. Gilmore were listed as named executive officers of the Registrant in its Proxy Statement for its Annual Meeting of Shareholders held on September 26, 2018 (the “Named Executive Officers”).

Increases in Base Salary and Short-Term Incentive Bonus Awards.

Effective as of October 2018, base salaries and short-term incentive bonus awards for the twelve-month performance period ending May 31, 2019 for Mr. Rose and Mr. Gilmore were increased to the amounts as set forth below.

		Short-Term Incentive Bonus Award for the Period ending May 31, 2019(i):
Name	Annual Base Salary ($)	Threshold ($)	Target($)	Maximum($)
B. Andrew Rose	550,000	375,000	750,000	1,500,000
Geoffrey G. Gilmore	546,000	330,000	660,000	1,306,000
(i)

The last three columns show the potential payouts which can be earned under short-term cash incentive bonus awards based on achievement of specified levels of corporate performance for the twelve-month period ending May 31, 2019.  Payouts which can be earned under these annual cash incentive bonus awards are generally tied to achieving specified levels (threshold, target and maximum) of corporate economic value added and earnings per share for the twelve-month performance period with each performance measure carrying a 50% weighting.  For all calculations, restructuring and impairment charges and non-recurring items are generally excluded and earnings per share are adjusted to eliminate the impact of FIFO gains and losses.  If the performance level falls between threshold and target or between target and maximum, the award is prorated.  If threshold levels are not reached for a performance measure, no annual cash incentive bonus will be paid as to that measure.  Annual cash incentive bonus award payouts will be made within a reasonable time following the end of the performance period.  In the event of a change in control of the Company (followed by actual or constructive termination of the Named Executive Officer’s employment during the performance period), the annual cash incentive bonus award would be considered to be earned at target.

Time-Based Restricted Stock Awards.

Effective September 26, 2018, the Compensation Committee approved the following time-based restricted stock awards (also referred to as “restricted shares”) made to Mr. Gilmore pursuant to the Registrant’s Amended and Restated 1997 Long-Term Incentive Plan (the “1997 Long-Term Incentive Plan”):

Name	Number of Restricted Shares Awarded	Vesting Period
Geoffrey G. Gilmore	20,000 30,000	3 Years 5 Years

The restricted shares will be held in escrow by the Registrant and may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated until the restrictions thereon have lapsed.  Subject to the continued employment of Mr. Gilmore, the restrictions on the restricted shares will lapse and the restricted shares will become fully vested on the applicable anniversary of the grant date.  Any unvested restricted shares will become fully vested if Mr. Gilmore dies or becomes disabled, as determined by the Compensation Committee.  Upon a change in control (as defined in the 1997 Long-Term Incentive Plan), the restrictions on the restricted shares will lapse and the restricted shares will become fully vested if Mr. Gilmore’s employment is terminated within two years thereafter by the Registrant without cause or by Mr. Gilmore due to an adverse change in his employment terms.  If Mr. Gilmore retires, the restricted shares will vest on a pro rata basis based on the number of full months served prior to retirement, provided that the Compensation Committee may elect, in its discretion, to accelerate the vesting of all or a portion of the unvested restricted shares of Mr. Gilmore.  If Mr. Gilmore’s employment with the Registrant terminates for any other reason, the restricted shares will be forfeited.  During the time between the grant date and the vesting date of the restricted shares, Mr. Gilmore may exercise full voting rights in respect of the restricted shares and dividends will be accrued and paid in respect of the restricted shares upon the vesting date, if the underlying restricted shares vest.

Performance-Based Restricted Stock Awards.

The Compensation Committee granted, effective September 26, 2018, the following performance-based restricted stock awards to Mr. Rose and Mr. Gilmore pursuant to the 1997 Long-Term Incentive Plan.

Name	Number of Performance-Based Restricted Shares Awarded
B. Andrew Rose Geoffrey G. Gilmore	175,000 50,000

These restricted shares will be held in escrow by the Registrant and may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated until the restrictions thereon have lapsed.  Restrictions on the restricted shares will lapse and the restricted shares will become fully vested if and when both of the following conditions are met: (a) the closing price of the Registrant’s common shares equals or exceeds $65 per share for 90 consecutive calendar days during the five-year period beginning on the effective date of the grant; and (b) the Named Executive Officer has remained continuously employed by the Registrant through the fifth annual anniversary of the effective date of the grant.  Upon a change in control (as defined in the 1997 Long-Term Incentive Plan), the restrictions on the restricted shares will lapse and the restricted shares will become fully vested if the Named Executive Officer’s employment is terminated within two years thereafter by the Registrant without cause or by the Named Executive Officer due to an adverse change in the terms of his employment. If the Named Executive Officer’s employment is terminated due to death or disability or by the Company without cause after the stock price performance condition has been met, but before the time-based condition has been met, the restricted shares will vest as of the termination of employment date. If the Named Executive Officer’s employment with the Registrant terminates for any other reason, the restricted shares will be forfeited; provided that if the Named Executive Officer’s employment with the Registrant terminates due to death or disability, the Compensation Committee may, in its sole discretion, elect to have all or a portion of the restricted shares become fully vested.  During the time between the grant date and the vesting date of the restricted shares, the Named Executive Officer may exercise full voting rights in respect of the restricted shares and dividends will be accrued and paid in respect of the restricted shares upon the vesting date, if the underlying restricted shares vest.  The restricted shares will be forfeited five years from the effective date of the award (i.e., on September 26, 2023) to the extent that the restrictions thereon have not lapsed and vesting has not occurred.

Revision of Existing Performance-Based Restricted Share Award

Effective as of September 26, 2018, the Compensation Committee approved an amendment to an existing 25,000 share performance-based restricted share award granted to Mr. Gilmore on June 24, 2014, extending the continuous employment time-based vesting condition from five to six years (until June 24, 2020) and extending the period of time to meet the $60 per share stock price performance requirement from five years to six years so that it now must be satisfied by June 24, 2020.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On September 26, 2018, the Registrant held the 2018 Annual Meeting of Shareholders of the Registrant (the “2018 Annual Meeting”) as a virtual meeting and shareholders were able to participate in the 2018 Annual Meeting, vote and submit questions via live webcast.  At the close of business on August 1, 2018, the record date for the 2018 Annual Meeting, there were a total of 59,409,192 common shares of the Registrant outstanding and entitled to vote.  At the 2018 Annual Meeting, the holders of 54,548,193 (91.52%) of the Company’s common shares were represented by proxy, constituting a quorum.

The vote on the proposals presented for shareholder vote at the 2018 Annual Meeting was as follows:

Proposal 1 — Election of directors

	Votes For	Votes Withheld	Broker Non-Votes
John B. Blystone	46,473,586	2,129,126	5,945,481
Mark C. Davis	39,622,710	8,980,002	5,945,481
Sidney A. Ribeau.	46,160,112	2,442,600	5,945,481

At the 2018 Annual Meeting, each of John B. Blystone, Mark C. Davis and Sidney A. Ribeau was elected as a director of the Registrant for a three-year term, expiring at the 2021 Annual Meeting of Shareholders.

The directors of the Registrant whose terms of office continue until the 2019 Annual Meeting of Shareholders are: Kerrii B. Anderson, John P. McConnell and Mary Schiavo.

The directors of the Registrant whose terms of office continue until the 2020 Annual Meeting of Shareholders are: Michael J. Endres, Ozey K. Horton, Jr., Peter Karmanos, Jr. and Carl A. Nelson, Jr.

Proposal 2 — Approval of the advisory resolution on executive compensation.

Votes For	Votes Against	Abstentions	Broker Non-Votes
47,401,489	1,038,098	163,125	5,945,481

At the 2018Annual Meeting, the Registrant’s shareholders approved the advisory resolution on executive compensation.

Proposal 3 — Ratification of the selection of KPMG LLP as the independent registered public accounting firm of the Registrant for the fiscal year ending May 31, 2019.

Votes For	Votes Against	Abstentions	Broker Non-Votes
54,122,326	355,493	70,374	0 (N/A)

At the 2018 Annual Meeting, the shareholders of the Registrant ratified the selection of KPMG LLP as the Registrant’s independent registered public accounting firm for the fiscal year ending May 31, 2019.

Item 8.01.  Other Events.

On September 26, 2018, the Registrant issued a news release (the “Dividend Release”) reporting that the Board had declared a quarterly cash dividend of $0.23 per share in respect of the Registrant’s common shares.  The dividend was declared on September 26, 2018 and is payable on December 28, 2018 to shareholders of record at the close of business on December 14, 2018.  A copy of the Dividend Release is included with this Current Report on Form 8‑K as Exhibit 99.2 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(a) through (c):  Not applicable.

(d) Exhibits:

The following exhibits are included with this Current Report on Form 8‑K:

Exhibit No.	Description

99.1	Transcript of Worthington Industries, Inc. Earnings Conference Call for First Quarter of Fiscal 2019 (Fiscal Quarter ended August 31, 2018), held on September 26, 2018.
99.2	News Release issued by Worthington Industries, Inc. on September 26, 2018 reporting declaration of quarterly cash dividends.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORTHINGTON INDUSTRIES, INC.

Date: October 1, 2018
	By:	/s/Dale T. Brinkman
Dale T. Brinkman, Vice President-Administration,
General Counsel & Secretary